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                                  Exhibit 10.16
                                      LEASE

         THIS LEASE, made this ____ day of ____________ 19__, between A/A REALTY ASSOCIATES with offices at 4251 Crums Mill Road, Harrisburg, Pennsylvania 17112, hereinafter called "LANDLORD",

                                       AND

         BISYS INSURANCE SERVICES DIVISION (T.U.G., INC.) hereinafter called "TENANT".

                                       ON

         Property situate in the Township of Lower Paxton, County of Dauphin, and Commonwealth of Pennsylvania in Building known as Crums Mill III office Building, having an address of ________________________________________________.

         WITNESSETH: That in consideration of the mutual covenants and agreements herein contained, it is agreed by and between Landlord and Tenant as follows:

1.       BASIC PROVISIONS.

         This Section 1 is an integral part of this Lease and all of the terms are incorporated into this Lease in all respects. In addition to the other provisions which are elsewhere defined in this Lease, the following, whenever used in this Lease, with the first letter of each word capitalized, shall have the meanings set forth in this Section, and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere:

         A.       BUILDING NAME: CRUMS MILL III OFFICE BUILDING

         B.       LANDLORD'S MAILING ADDRESS: 4251 Crums Mill Road
                                              Harrisburg, PA 17112

         C.       TENANT'S MAILING ADDRESS:

         D.       PREMISES (Sect. 3): As shown on Exhibit A

                           Total Floor: 33,982 Square Feet


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         Premises shall include building, land, parking area and all improvements thereon.

         E.       PERMITTED USE (Sect. 5): Any lawful purpose

         F.       GUARANTOR: None

         G.       TERM (Sect. 4): Ten (10) Years

         Commencement date shall be: The last to occur of (i) the date the Premises can be used in its entirety for Tenant's business; or (ii) the date of Occupancy Permit issuance as required by the governing Municipalities, and the Premises are Ready for Occupancy. Subject to the provisions of Section 10.A. hereof, in the event the Commencement Date has not occurred by , Tenant may cancel this Lease by notice to Landlord.

         Expiration shall be at midnight on the last day of the final month of the term, as defined in Section 2(H).

         H.       ANNUAL BASIC RENTAL (Sect. 7):

         Years 1-5:  $11.00 PSF ($373,802.00 per annum)

         Years 6-10: shall be increased to $11.10 PSF ($377,200.20 per annum), and in addition thereto, shall be increased or decreased by the proportionate percentage that the interest rate on the loan obtained by Landlord and secured by a first mortgage on the Premises is increased or decreased between the date of commencement of this Lease and the fifth anniversary of such date.

         I.       SECURITY DEPOSIT (Sect. 9): One (1) months Basic Rental

         J. TAXES: Tenant agrees to pay all Taxes, prior to delinquency, as defined in Section 2 (I). Annually, upon request by Landlord, Tenant shall provide proof of said payment to Landlord.

         K. OPERATING EXPENSES: Tenant agrees to pay all Operating Expenses as defined in Section 2(H).

         L. OTHER: Tenant agrees to pay the actual costs of insurance attributable to the building.



2.       DEFINITIONS.

         This Section 2 is an integral part of this Lease and all of the following terms are incorporated into this Lease in all respects. In addition to the other definitions which are elsewhere defined in this lease, the following, whenever used in this Lease, with the first letter


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of each word capitalized, shall have the meanings set forth in this Section and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere.

         A. "Building Area" shall mean the area on all levels of the building designed for the exclusive use and occupancy of Tenant, which is 33,982 square feet.

         B. "Governing Municipality" shall mean the State or Commonwealth, County, and Local Governing Bodies, including without limitation, the Township, Borough, Ward or District, having jurisdiction over the area in which the building is located.

         C. "Ready for Occupancy" shall mean the date on which Landlord has substantially completed all work to be performed by it in accordance with Exhibit "B". The Demised Premises shall not be deemed unready or incomplete if only minor or insubstantial details of the construction, decoration or mechanical adjustments remain to be done, or if any delay in the availability for Tenant's occupancy is caused in whole or in part by Tenant.

         D.       "Lease Year" The first Lease Year shall commence on the first
(1st) day of the Term and shall end at the close of the twelfth (12th) full calendar month following the commencement of the Term; thereafter, a Lease Year shall consist of successive periods of twelve (12) calendar months. Any portion of the Term remaining at the end of the last full Lease Year shall constitute the final Lease Year and rentals and all charges shall be apportioned accordingly.

         E. "Operating Expenses" shall mean, but not be limited to, the cost and expense for the operation, maintenance and replacements, other than structural replacements as defined in Section 14, of the building, grounds and land on which the Premises are located.

         F. "Taxes" shall mean for any calendar year, all real estate and other ad valorem taxes and assessments levied against the Building Area, Common Areas and all land and improvements upon which the Premises are located and are a part, or any payments in lieu thereof, including the expense of contesting the amount or validity of any such Taxes, charges or assessments. Such expense to be applicable to the period of the item contested.

         G.       "Land" shall mean the real property consisting of    acres
upon which the Building and related improvements are to be constructed by Landlord.


3.       PREMISES AND IMPROVEMENTS.

         Tenant leases entire Building and Land, including parking areas for Tenant's exclusive use. Neither Landlord nor any other party shall have any right to construct any other building and/or improvements on any portion of the Land during the term of this Lease as Tenant is entitled to exclusive use thereof.


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         Outline specifications describing the Improvements to be provided and installed by Landlord at its expense, and the Improvements to be provided and installed by Tenant at its expense, have been agreed to by the parties as set forth in Exhibit "B" attached and made a part of this Lease.


4.       TERM & EXPIRATION.

         A. The term of this Lease (the "Term"), shall commence on and shall be for the number of months and/or years set forth in Section l(G).

         B. Subject to Tenant's specific right to cancel in Section 1(G) hereof, if the Premises are not substantially "Ready for occupancy" on the commencement date set forth, the commencement date of the Term of this Lease shall be the date Tenant is tendered delivery of the possession of the Demised Premises Ready for occupancy in accordance with Section 1(G), or the date Tenant takes possession of the Demised Premises, whichever date is earlier. The Lease Term shall expire at 12:00 O'clock, Midnight, on the last day of the calendar month which completes the number of year(s) set forth in Section 1(G).

                  As soon as determined, Landlord and Tenant shall confirm in writing the commencement and expiration dates, and that the Lease is in effect and that Tenant is in occupancy.


         C. This Lease shall expire in accordance with Section l(G) without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant waives notice to vacate the Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of the Premises from a Tenant holding over to the same extent as if statutory notice had been given. For the period of six months prior to the expiration of the Term, and after providing prior reasonable notice to Tenant, and always in the presence of a representative of Tenant, Landlord may show the Premises and all the parts to prospective tenants during normal business hours, provided that Tenant reserves the right to refuse any such showing that would interfere with Tenant's business activities.

         D. If Tenant shall be in possession of the Premises at the end of the original Term, or any optional extension period, in the absence of any agreement extending the Term, the tenancy under this Lease shall become month to month, terminable by either party on thirty days prior written notice. After 90 days of such occupancy, all rentals as defined in Section 6 shall become twice the amounts.

         E. Notwithstanding anything in this Lease to the contrary, the Commencement Date shall not occur unless and until Landlord has delivered to Tenant a title insurance policy in form and content acceptable to Tenant and indicating good and marketable title vested in Landlord.


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         F.       Upon execution of this Lease, Landlord and Tenant will
execute a short form of Lease in the form attached hereto as Exhibit "    ",
which short form of lease may be recorded in the appropriate county offices, at the discretion of Tenant.


5.       USE OF THE PREMISES.

         A. Tenant shall use the Premises as permitted in Section l(E). Tenant shall have access to the Premises 24 hours each day, 365 days each year.


6.       RENTALS PAYABLE.

         Tenant covenants and agrees to Pay to Landlord as Rentals, sometimes referred to as "Rent" or "Rental", for the Premises, the following, namely:

         A.       The Annual Basic Rental set forth in Section 1(H), and

         B. Any and all additional sums, charges or amounts of whatever nature to be paid by Tenant to Landlord in accordance with the Terms of this Lease whether or not such sums, charges or amounts are referred to as "additional rental."


7.       ANNUAL BASIC RENTAL.

         Annual Basic Rental, as set forth in Section l(H), shall be payable in equal monthly installments in advance, without demand and/or set off, on the first (1st) day of each full calendar month during the Term, the first such payment to include also any prorated Annual Basic Rental for the period from the date of the commencement of the Term to the first day of the first full calendar month in the term.


8.       PAYMENT OF RENTALS.

         A. Tenant covenants to pay all Rentals when due and payable, without any setoff, deduction or prior demand. All moneys paid or expenses incurred by Landlord to correct violations of any of Tenant's obligations shall be payable to Landlord as additional rental. Any additional rental provided for in this Lease which shall become due, shall be payable with the next installment of Annual Basic Rental. Rentals required of Tenant shall be paid or delivered to Landlord at the management office of Landlord or at such other place as Landlord may, from tine to time, designate to Tenant.


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         B.       Any payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated as a payment on account.

         C. Anything in this Lease to the contrary notwithstanding, at Landlord's option, Tenant shall pay as additional rent, a late charge in the amount of one and one-half (1-1/2%) percent of the outstanding balance per month for any rental payment not made within seven days of the due date.


9.       SECURITY DEPOSITS.

         A. Landlord acknowledges receipt from Tenant of the sum set forth in Section l(I) to be held by Landlord as security for Tenants satisfactory performance of the terms, covenants and conditions of this Lease including the payment of Basic Rent and Additional Rent.

         B. Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Basic Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease including any damages or deficiency in the re-letting of the Demised Premises or other reentry by Landlord.

         C. If Landlord uses, applies or retains the whole or any part of the security, Tenant shall replenish the security to its original sum twenty
(20) days after being notified by the Landlord of the amount due. Tenant shall be in default of this Lease if the amount due is not paid within the required time period.

         D. In the event of a sale or leasing of the real property or any part thereof, of which the Demised Premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee, and if such transfer occurs, Landlord shall be released by Tenant from all liability for the return of said security provided that the new Landlord acknowledges in writing its obligation to return the security deposit and that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord.

         E. Tenant covenants that it shall not assign or encumber the security deposit given to Landlord pursuant to this Lease. Neither Landlord, its successors or assigns shall be bound by any such assignment or encumbrance or any attempted assignment or encumbrance.

         F. Any part of the security not used or retained by Landlord shall be returned to Tenant within thirty (30) days after delivery of exclusive possession of the Demised Premises to Landlord.


10.      LANDLORD'S IMPROVEMENTS; READY FOR OCCUPANCY.


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         A.       Subject to unavoidable delays due to labor disputes, Acts of
God or the public enemy, governmental regulations or controls, fire or other conditions or causes beyond its reasonable control, Landlord will as promptly as possible let contracts for the performance of all work to be performed by it in accordance with Exhibit "B".

         B. On the Commencement Date as defined in Section 1(G), Tenant shall be deemed to have: (a) accepted the Premises; (b) acknowledged that the Premises are in the condition called for as "Ready for Occupancy, (as defined in Section 2(C)); and (c) agreed that the obligations of Landlord under Exhibit "B" have been fully performed, except for any punch list items which shall be set forth in writing by Tenant.


11.      CHANGES AND ADDITIONS TO BUILDING AREA.

         Landlord shall not, without the express written consent of Tenant, which consent may be withheld or delayed in Tenant's reasonable business judgment (a) make or permit changes or revisions in its plan for the Building Area including, but not limited to, additions to, subtractions from, rearrangements of, alterations of, modifications of or supplements to the building areas, walkways, hallways, stairwells, escalators, elevators, driveways, or other common facilities; (b) construct other improvements in the Building Area and to make alterations or additions; and (c) make or permit changes or revisions in the Building Area, including additions, and to convey portions of the Building Area to others for the purpose of constructing other improvements, including additions and alterations.


12.      ALTERATIONS AND SERVICES BY TENANT AND TRADE FIXTURES.

         A. Tenant shall not do any structural work in or about the Demised Premises or make any structural alterations or additions without the prior written consent of Landlord, which shall not be unreasonably withheld. All such work to which Landlord consents shall be performed and installed at Tenant's sole cost and expense in accordance with plans and specifications to be supplied by Tenant, which plans shall in all instances first be subject to Landlord's reasonable approval. As a part of Landlord's approval, Landlord shall state if it shall require removal and restoration of the alterations or additions at the termination of the Lease. During the work, Tenant shall maintain such insurance as Landlord may reasonably require for the benefit of the Landlord, Agent or such other parties as Landlord shall designate.

         B. No work or installation by Tenant at the Demised Premises, land or Building, shall be done except after the filing of a waiver of the right to file any lien (commonly known as a "Mechanics and/or Materialmen's Lien Waiver") with Landlord or its Agent, so as to constitute an effective waiver by anyone having a right to file such a lien. No work which Landlord permits Tenant to do pursuant to this Section 12, whether in the nature of erection, construction, alteration or repair, shall be deemed to be made upon the express or implied request of, nor for the immediate use and benefit


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of, Landlord, so that no mechanic's or materialmen's lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Premises. Except as above required, Tenant may make such other changes and alterations to the Premises without the necessity of Landlord's approval.

         C. In the event any mechanic's lien shall at any time be filed against the Premises allegedly by reason of work, labor, services or materials performed or furnished to Tenant or to anyone holding the Premise; through or under Tenant, Tenant shall cause the same to be discharged of record or bonded to the satisfaction of Landlord within thirty (30) days of filing. If Tenant shall fail to cause such lien to be so discharged or bonded after being notified of the filing, then, in addition to any other right or remedy of Landlord, Landlord may discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord and all costs and expenses, including reasonable attorneys' fees incurred by Landlord in procuring the discharge of such lien, shall be due and payable by Tenant to Landlord as additional Rent on the first
(1st) day of the next following month.

         D. Subject to the provisions of Section 12.A. hereof, any alterations, improvements or additions made by Tenant shall remain upon the Premises at the expiration or earlier termination of this Lease, and shall become the property of the Landlord.

         E. All trade fixtures and apparatus (as distinguished from leasehold improvements) owned by the Tenant and installed in the Premises shall remain the property of Tenant and shall be removable at any time, including upon the expiration of the Term, provided Tenant shall not at such tine be in default of any terms or covenants of this Lease; and provided further that Tenant shall repair any damage to the Premises caused by the removal of said fixtures to the original order and condition in which they were at the time of delivery of possession to Tenant, ordinary wear and tear excepted. If Tenant is in default, Landlord shall have benefit of any applicable lien on Tenant's property located in or on the Premises as may be permitted under the laws Of the Governing Municipality, and in the event such lien is asserted by Landlord in any manner or by operation of law, Tenant shall not remove or permit the removal of said property until the lien has been removed and all defaults have been cured.


13.      OPERATION BY TENANT.

         A. In regard to use and occupancy of the Premises, Tenant will at its expense: (a) keep the inside and outside of all glass in the doors and windows of the Premises clean; (b) keep all exterior surfaces of the Premises clean; (c) replace promptly any cracked or broken glass of the Premises with glass of like kind and quality; (d) maintain the Premises in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests; (e) keep any garbage, trash, rubbish or refuse in rat-proof containers within the interior of the Premises until removed (f) have such garbage, trash, rubbish and refuse removed on a daily basis; (g) comply with all laws, ordinances, rules and regulations of governmental authorities and all recommendations of the Fire Underwriters Rating Bureau now or hereafter in effect and specifically attributable to the Tenant's use of the Premises.


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         B.       In regard to use and occupancy of the Premises, tenant will not: (a) Place or maintain any merchandise, trash, refuse, or other articles in any vestibule or entry of the Premises, on the footwalks or corridors adjacent thereto or elsewhere on the exterior of the Premises so as to obstruct any corridor, footwalk, stairwell, elevator, escalator or mall; (b) Permit accumulations of or burn garbage, trash, rubbish or other refuse within or outside of the Premises; (c) Cause or permit objectionable odors to emanate or be dispelled from the Premises; (d) Receive or ship articles of any kind except through service facilities designated by Landlord unless no service door is provided; (e) Use the Common Area adjacent to the Premises for the sale or display of any merchandise or for any other business, occupation or undertaking; or (f) Use or permit the use of any portion of the Premises for any unlawful purpose; or (g) Place a load upon any floor which exceeds the floor load for which the floor was designed to carry, or in excess of that allowed by law; (h) Store, use or allow to be used on the Demised Premises any article or substance which is considered to be hazardous, flammable, explosive or having an offensive odor; (i) Enter upon the roof of the building; (j) Use electricity in the Demised Premises in excess of the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises, or add to or alter the electrical system serving the Premises or connect thereto any additional fixtures, appliances or equipment other than lamps, typewriters and similar small offices machine; (k) Execute or deliver any financing or security agreement or statement that would be a lien upon the Demised Premises or the land or Building.

         C. Tenant shall keep the Demised Premises and fixtures in good order and repair, reasonable wear and tear and damage by any casualty not occurring through act of negligence of Tenant or Tenant's agents, employees or invitee excepted, and except for damage as set forth in Section 16 hereof on demand pay Landlord, as additional rent, the cost of repair of the Demised Premises, or the building, or any part if damaged in whole or in part by the act or negligence of Tenant or Tenant's agents, employees or invitee.

         D. Tenant and Landlord shall use every reasonable precaution against fire, or other casualty.

         E. Tenant shall give Landlord prompt written notice of any accident, fire, casualty or damage occurring on or to the Demised Premises, and of any defects in the apparatus in the Demised Premises.

         F. Tenant shall obey the Rules and Regulations as set forth in Exhibit D of this Lease, which may at time or from time to time, upon prior written notice to Tenant, be changed by Landlord.

         G. Tenant shall promptly correct any violation and comply with all laws, ordinances, notices, permits, or statements of occupancy, requirements, orders, regulations and recommendations, now or hereafter in effect and of whatever nature, if any, and all the Federal, State, County, municipal and/or other authorities and of the Board of Fire Underwriters and any insurance organizations or associations, and/or companies, with respect to Tenant's conduct or use of the Demised Premises.


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14.      STRUCTURAL REPAIRS.

         A. Landlord will be responsible for structural repairs to exterior walls, exterior roof, structural columns, structural floors of the Building Area; Landlord shall also be responsible for major repairs ("Major Repairs") to the parking lot, utility lines (including but not limited to sewer and water) between the building and the street, and structural repairs to the windows (excluding any doors, door frames, windows and glass); provided Tenant shall give Landlord written notice of the necessity for such repairs, and provided that the damage shall not have been caused by negligence or willful acts of Tenant, its concessionaires, officers, employees, licensees or contractors, in which event Tenant shall be responsible. Major Repairs shall be defined as any repair that costs in excess of $2,500 to complete in a workmanlike manner. Landlord shall have no obligation for repair, maintenance, alteration or any other action with respect to the Premises, in whole or any part, or any plumbing, electrical, or other mechanical installations, or any of Tenant's improvements or fixtures, except as may be expressly set out in this Lease. Landlord shall keep the roof free of leaks and the Building free of seeping water. In the event Landlord fails to make the required repairs, Tenant shall make such repairs and deduct the cost thereof from future rent payments.

         B. Tenant will have the benefit of any and all construction warranties Landlord has obtained for any repairs, and Landlord shall use its best efforts with the contractor to cover those repairs under the construction warranties.

         C. If Landlord or Tenant fail to perform any of the foregoing repairs for which they are responsible on a timely and effective basis, Landlord or Tenant as applicable may, after notice of their intention to do so to the other party, complete such repairs and be entitled to reimbursement for the cost of such repairs from the non-performing party.


15.      INTERIOR REPAIRS.

         A. Tenant will keep the interior of the Premises, together with all electrical, plumbing and other mechanical installations, excluding items Landlord is to repair pursuant to Section 14 hereof, in good order and repair and will make all replacements from time to time as required at its expense. Tenant will surrender the Premises at the expiration of the Term or at such other time as it may vacate the Premises in as good condition as when received, excepting depreciation caused by ordinary wear and tear, damage by fire or casualty, unavoidable accident or Act of God. Tenant will not overload the electrical wiring serving the Premises or within the Premises, and will install at its expense, subject to the provisions of Section 21 hereof, any additional electrical wiring which may be required in connection with Tenant's apparatus. Landlord shall keep the roof free of leaks and the Building free of seeping water. In the event Landlord fails to make the required repairs, Tenant shall make such repairs and deduct the cost thereof from future rent payments.

         B. Any damage or injury sustained by any person because of mechanical, electrical, plumbing or any other equipment or installations, whose maintenance and repair is the responsibility


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of Tenant shall be paid by Tenant, and Tenant shall indemnify and hold Landlord harmless from and against all claims, actions, damages and liability, including but not limited to, attorneys' and other professional fees, and any other cost which Landlord might reasonably incur.


16.      DAMAGE TO PREMISES.

         Except for damage by casualty, Tenant will repair promptly, at its expense, any damage to the Premises, and upon demand shall reimburse Landlord for the cost of the repair of any damage elsewhere in the Building Area and Common Areas, caused by negligence or willful acts of Tenant, its concessionaires, officers, employees, licensees or contractors, regardless of fault or by whom such damage shall be caused, unless caused by Landlord, its agents, employees or contractors; and in default of such repairs by Tenant, at the expiration of thirty (30) days after delivery of written notice to Tenant, Landlord may make or cause the same to be made and Tenant agrees to pay to Landlord promptly upon Landlord's demand as additional rent, the cost of the repairs with interest at the rate of the lesser of ten (10%) per cent per annum or the maximum rate of interest which Tenant contract for in the Governing Municipality.


17.      ALTERATIONS BY TENANT.

         A. Tenant will not alter the exterior of the Premises and will not make any structural alterations, renovations or improvements to the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld. All such work to which Landlord consents shall be performed and installed at Tenant's sole cost and expense in accordance with plans and specifications to be supplied by Tenant, which plans shall in all instances first be subject to Landlord's reasonable approval. As a part of Landlord's approval, Landlord shall state if it shall require removal and restoration of the alterations or additions at the termination of the Lease. During the work, Tenant shall maintain such insurance as Landlord may reasonably require for the benefit of the Landlord, Agent or such other parties as Landlord shall designate.


18.      SIGNS AND ADVERTISING.

         Tenant, at Tenant's sole cost and expense, may install any sign at the Building subject to Local Ordinance.


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19.      GENERAL APPEARANCE.

         Tenant shall maintain the general appearance of the interior of the Premises in such a manner as will present a neat, clean and orderly appearance.


20.      UTILITIES, ELECTRICITY; HVAC; SPRINKLER; AND OTHERS.

         A. Landlord will provide and maintain the necessary means to bring all utilities, including but not limited to, electricity and water for Tenant's use to the Premises in accordance with Exhibit "B" attached. Tenant shall pay all charges for heating and air-conditioning, electricity, sprinklers, water, and all other utilities and services used by it and supplied by a public utility or public authority, or any other person, firm or corporation, whether billed directly to Tenant or billed directly to Landlord (in which event such charges to be reimbursed to Landlord shall be determined on a connected load basis and shall be payable to Landlord upon demand).

         B. Landlord shall incur no liability to Tenant whatsoever should any utility become unavailable from any public utility company, public authority or any other person, firm or corporation, including Landlord, supplying or distributing such utility. Landlord shall under no circumstances be liable to Tenant in damages or otherwise for any interruption in service of water, electricity, heating, air-conditioning or other utilities and services caused by an unavoidable delay, by the making of any necessary repairs or improvements or by any cause beyond Landlord's reasonable control.


21.      INSURANCE.

         A. Landlord will keep in force as long as this Lease remains in effect and during such other time as Tenant occupies the Premises or any part:

                  (1) An all risk insurance policy or fire insurance policy with respect to the premises based upon coverage limits of not less than a reasonable estimate of the cost of replacing the Building. Coverage shall be at least sufficient so that losses shall be paid in full up to the face amount of the policy; and

                  (2) Liability insurance, including contractual liability, with respect to the Premises to afford protection to the limit of not less than Three Million Dollars ($3,000,000) for each occurrence with respect to bodily injury and wrongful death coverage and at least Five Hundred Thousand Dollars ($500,000) for each occurrence with respect to property damage coverage.

                  (3) The company and the form of the insurance shall be subject to Tenant approval after consultation with Tenant to obtain the most favorable premium.


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         Tenant shall be responsible for the cost of the insurance as set forth in Section 1.L. hereof.

         B. Tenant will keep in force at its expense as long as this Lease remains in effect and during such other time as Tenant occupies the Premises or any part all-risk insurance written at replacement cost value on Tenant's personal property including inventory, plate glass, trade fixtures, floor covering, furniture and other property removable by Tenant and Tenant's leasehold improvements installed by it under Exhibit "B" or otherwise; Tenant will further deposit the policy or policies of such insurance or certificates with Landlord, which policies shall name Landlord or its designee as additional named insured, and shall also contain a provision stating that such policy or policies shall not be canceled except after thirty (30) days written notice to Landlord. If the nature of Tenant's operation is such as to place any or all of its employees under the coverage of local workmen's compensations or similar statutes, Tenant shall also keep in force, at its expense, so long as this Lease remains in effect and during such other times as Tenant occupies the Premises, workmen's compensation or similar insurance affording statutory coverage and containing statutory limits. If Tenant shall not comply with its covenants made in this Section 21, Landlord has no liability and may cause insurance to be issued, and in such event, Tenant agrees to pay as additional rent, the premium for such insurance upon Landlord's demand.

         C. Tenant shall require any contractor of Tenant who is to perform work on the Premises to keep in force at such contractor's expense during such tines as contractor is working in the Premises (including, without limitation, the performance of Exhibit "B" work): (a) comprehensive general liability insurance, including contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement, and contractor's protective liability coverage, in companies and in form reasonably acceptable to Landlord, to afford protection to the limit, per occurrence, of not less than one Million Dollars ($1,000,000) combined single limit with respect to personal injury or death and property. Tenant will cause Tenant's contractor to deposit the policy or policies of such insurance or certificates with Landlord prior to commencing any such work, which policies shall name Landlord, or its designee as additional named insured, and shall also contain a provision stating that such policy or policies shall not be canceled except after thirty (30) days' written notice to Landlord. Tenant shall also require its contractor to keep in effect workmen's compensation or similar insurance affording statutory coverage and containing statutory limits during the period such contractor is performing work in the Premises on Tenant's behalf.


22.      INDEMNITY BY TENANT.

         A. Tenant will indemnify and save Landlord harmless from and against all claims, actions, damages, liability and expense, including reasonable attorney's and other professional fees, in connection with loss of life, personal injury and/or damage to property arising from or out of the occupancy or use by Tenant of the Premises or the Building Area, caused wholly or in part by any act or omission of Tenant, its officers, agents, contractors, or employees.

         B. Unless due to negligence of Landlord, Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage resulting to Tenant, or those claiming, by, through or under Tenant, or its or their property, from the breaking, busting, stoppage or leaking of electrical cable and wires, and water, gas, sewer or steam pipes.

         C. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises and the Building Area as Tenant is given the right to use at Tenant's own risk. The provisions of this Section shall be applicable from and after the execution of this Lease and until the end of the term of this Lease, and during such further period as Tenant may use or be in occupancy of any part of the Premises or any portion of the Building Area.

         D. Landlord shall indemnify and save harmless Tenant and its agent against and from (a) any and all claims, actions, costs, recoveries and legal expense (i) arising from (x) the conduct Landlord, its employees, agents, contractors or invitees, or (y) any work or thing whatsoever done, or any condition created (other than by Tenant for Tenant's account) in or about the Premises and/or Building during the Term of this Lease or (ii) arising from any negligent or otherwise wrongful act or omission of Landlord or any of its employees, agents, contractors or invitees, and (b) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, shall resist and defend such action or proceeding. The provisions of this Section 22(D) shall survive the expiration or sooner termination of this Lease.


23.      INCREASE IN INSURANCE PREMIUMS: WAIVER OF SUBROGATION.

         A. Tenant will not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards (including, without limitation, public liability) or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If anything done, omitted to be done or suffered by Tenant to be kept in, upon or about the Premises shall cause the rate of fire or other insurance on the Premises or on other property of Landlord or of others within the Building Area to be increased beyond the minimum rate from time to time applicable to the Premises or to any such property for the use or uses made, Tenant will pay, as additional rent, the amount of any such increase upon Landlord's demand. Tenant's lawful use of the Premises will not cause any rights of Landlord under this Section to accrue.

         B. Landlord shall cause each insurance policy carried by it insuring the Premises against loss by fire or any of the casualties covered by all-risk insurance to be written in such a manner so as to provide that the insurer waives all right of recovery by way of subrogation against Tenant in connection with any loss or damage covered by the Policy. Tenant will cause each insurance policy carried by it insuring the Premises as well as the contents, including trade fixtures and merchandise, against loss by fire or any of the casualties covered by all-risk insurance to be written to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by the policy. Neither party shall be liable to the other for any loss or damage caused by fire or any of the casualties covered by all-risk insurance, which loss or damage is covered by the insurance policies maintained by the other party. If such a waiver of subrogation is not available from the insurers of either Tenant or Landlord, this Section 23(B) shall have no effect. It is agreed that, should either party fail to procure such waiver, if available, it will pay to he other in liquidated damages all monies to which any subrogee becomes entitled and the cost of reasonable legal defense of any claim for subrogation.


24.      FIRE OR OTHER CASUALTY.

         A. If the Premises shall be damaged by fire, the elements, accident or other casualty ("Casualty"), and provided that the damage shall not have been caused by negligence or willful acts of Tenant, its concessionaires, officers, employees, licensees or contractors, but the Premises are not rendered untenantable in whole or in part, Landlord shall promptly coordinate such damage to be repaired (but only with respect to those items to be provided by it under Paragraph A and B of Exhibit "B") , and the Annual Basic Rental and other charges shall be abated proportionately as to the portion of the Premises rendered untenantable from the date of such Casualty until the Premises are rendered tenantable. If, as the result of Casualty, and provided that the damage hall not have been caused by negligence or willful acts of Tenant, its concessionaires, officers, employees, licensees or contractors, the Premises are rendered wholly untenantable, subject to the provision of this Section 24(B), the Annual Basic Rental and other charges shall be abated from the date of such Casualty until the Premises have been rendered fully tenantable.

         In no event shall Landlord be liable for interruption to Tenant's business or for damage to or replacement or repair of Tenant's personal property, including inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this Lease or to Tenant's leasehold improvements.

         B. If the Premises are (a) rendered wholly untenantable, or (b) damaged as a result of any cause which is not covered by Landlord's insurance or is damaged in whole or in part during the last three (3) years of the Term, or
(c) all repairs required to restore the Premises to its condition prior to the occurrence of the damage cannot be, or are not, completed within four (4) months of the occurrence of the damage, or (d) if the Building Area is damaged to the extent of fifty (50%) percent or more of the Floor Area, then in any event, Landlord or Tenant may immediately terminate this Lease by giving to the other party notice within ninety (90) days after the occurrence of such event. Annual Basic Rental and other charges shall be adjusted as of the date of such termination.

         C. If the Building Area is so substantially damaged that it is reasonably necessary to demolish same for the purpose of reconstruction, Landlord or Tenant may terminate this Lease by giving to the other party notice within ninety (90) days after the occurrence of the damage, in which event this Lease shall immediately terminate and the Annual Basic Rental and other charges shall be adjusted as of the date of the occurrence of such damage.

25.      CONDEMNATION.

         If the whole or any part of the Premises, parking area and/or access to or from any adjacent public roadway shall be taken under the power of eminent domain, this Lease shall terminate as to the part so taken on the date Tenant is required to yield possession to the condemning authority. Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition and the Annual Basic Rental shall be reduced proportionately as the portion of the Premises so taken. If the portion of the Premises so taken substantially impairs the usefulness of the Premises for the purposes set forth in Section l(E), either party may terminate this Lease as of the date when Tenant is required to yield possession. If twenty-five (25%) percent or more of the Floor Area in the Building Area is taken, then Landlord or Tenant may terminate this Lease as of the date of the taking.

         All compensation awarded for any taking of the fee (and/or leasehold if Landlord shall then be in possession of the Premises under a ground lease) shall belong to and be the property of Landlord and Tenant assigns to Landlord all rights with respect thereto; provided, however, nothing contained herein shall prevent Tenant from applying for reimbursement from the condemning authority (if permitted by law) for moving expense, or removal of trade fixtures, or loss of business goodwill, or severance damages.


26.      INSPECTION BY LANDLORD.

         Tenant will permit Landlord, its agents, employees and contractors to enter all parts of the Premises during Tenant's business hours in the presence of a representative of Tenant, to inspect the same and to enforce or carry out any provision of this Lease.


27.      NO ASSIGNMENTS OR SUBLETTING.

         A. Tenant may assign or sublet for a Permitted Use only all or any part of the Premises, or license concessions or lease departments, with prior notice to Landlord but without the prior consent of Landlord, subject to Tenant's continued responsibility under this Lease. The right to sublet or assign for a use other than a lawful use, shall require the express prior written approval of Landlord. This prohibition includes any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate or proprietary structure, or an assignment or subletting to or by a receiver or trustee in any Federal or State bankruptcy, insolvency, or other proceedings.

         B. If Tenant is a corporation and if at any time after execution of this Lease and prior to the end of the Term, any part or all of the corporate shares shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in Federal or State bankruptcy, insolvency, or other proceedings) so as to result in a change in the present control of said corporation by the person or persons now owning a majority of said corporate shares, Tenant shall notify Landlord of this event within fifteen (15) days from the date of such transfer. In such event and whether or not Tenant has given such notice, Landlord may terminate this Lease at any time, by giving Tenant at least sixty (60) days written notice. This provision shall not be applicable to Tenant if it is a corporation whose outstanding voting stock is listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended).


28.      QUIET POSSESSION; SUBORDINATION; ATTORNMENT.

         So long as Tenant is not in default, Tenant shall have peaceful and quiet use and possession of the Premises, subject to all matters of record and to any mortgage, ground lease, or other agreements to which this Lease is or may hereafter be subordinated. This Lease is and shall at all times hereafter be subject and subordinate in all respects to all present and future mortgages and other security instruments encumbering all or any part of the Premises and to all amendments, renewals, modifications, substitutions, increases, supplements, consolidations and extensions thereof, subject to Tenant's right of peaceful, quiet and undisturbed use and possession of the Premises.

         If there shall occur any default by Landlord with respect to any obligation of this Lease, which default is of such nature as to give Tenant right to terminate this Lease or to reduce, offset or delay the rent payable under this Lease, or to claim any credit, offset or delay against future rents, then, notwithstanding any provision in this Lease to the contrary, Tenant shall take no action as a result of such default, and shall continue to perform all terms of this Lease as though such default shall not have occurred, until written notice thereof shall be delivered to Landlord and to the holder (the "Lender") any mortgage encumbering the Premises of which Tenant has written notice and until neither Landlord nor Lender shall have cured or remedied such default within thirty (30) days after receipt of such notice by Landlord and Lender, or such longer period provided to Landlord under this Lease, provided that if such default is not capable of being cured within such period, Landlord and Lender shall also have a reasonable period of time after the expiration of the cure period to cure such default provided it diligently proceeds with its efforts to cure. Lender shall have the right, but not the obligation, to remedy or cure such default. So long as Tenant is not in default in the payment of rent additional rent or other charges, or in the performance of any of the terms, covenants or conditions of this Lease, Tenant shall not, by reason of foreclosure of any mortgage, acceptance of a deed in lieu of foreclosure, or the exercise of any remedy provided in a mortgage, be disturbed by Lender in Tenant's occupancy of the Premises during the term of this Lease or any extension herein set forth. Landlord and Tenant agree with Lender that Tenant shall pay directly to Lender all rent and other sums paid by Tenant under this Lease upon Tenant's receipt of written notice from Lender of the exercise of such rights, and Landlord hereby authorizes and directs Tenant to make all such payments to Lender. Tenant shall attorn to and recognize as Tenant's landlord any purchaser at a foreclosure or judicial sale relating to a mortgage or debt secured thereby, or any transferee by deed or assignment in lieu thereof, and its successors and assigns, and the successor Landlord will accept such attornment and recognize Tenant's rights of possession and use of the Premises in accordance with the provisions of this Lease, and without further evidence of such attornment and acceptance, Tenant shall be bound by and comply with all the terms, provisions, covenants and obligations contained in this Lease on its part to be performed; provided, however, that nothing contained herein shall impose upon such purchaser or its successors or assigns any obligation to complete any improvements or any work or restoration to be performed under this Lease or to reimburse Tenant or any other party for any costs thereof; provided, however, that if such purchaser or its successors or assigns elects not to complete any such improvements or work or restoration to be performed under this Lease, Tenant shall have the right to terminate this Lease by giving such purchaser or its successors or assigns written notice of such termination promptly after receiving notice of the election by such purchaser or its successors or assigns not to complete any such improvements, work or restoration. Neither Lender nor any purchaser at a foreclosure or judicial sale relating to the mortgage or debt secured thereby, nor any transferee by deed or assignment in lieu thereof nor any of its successors or assigns shall in any way or to any extent be: (a) liable for any act or omission of any prior Landlord (including Landlord) in contravention of any provision of this Lease; or (b) subject to any offsets, claims or defenses which Tenant might have against any prior Landlord (including Landlord); or (c) bound by any rent or additional rent which Tenant might have paid for more than thirty (30) days in advance to any prior Landlord (including Landlord); or (d) bound by any amendment or modification of this Lease made without lender's written consent; or (e) in any way responsible for deposit or security which was delivered to any prior landlord (including Landlord) but which was not subsequently delivered to Lender or such other person or entity, as the case may be. In the event of a default under this Lease by any purchaser at a foreclosure or judicial sale relating to the mortgage or debt secured thereby, or by any transferee by deed or assignment in lieu thereof or by any of its successors or assigns, Tenant shall have no recourse to any assets of such purchaser or transferee, or of its successors or assigns other than its interest in the property of which the Premises forms a part. Tenant shall from time to time upon request by Landlord, execute and deliver one or more instruments in recordable form confirming that this Lease is subject and subordinate to the matters and instruments referred to in this Section 28 provided said instrument contains appropriate language of non-disturbance. Tenant also agrees that any such lessor, mortgagee or trustee above may elect to have this Lease prior to its ground lease and/or the lien of its mortgage, deed of trust or other security instrument, respectively, and that, in the event of such election and upon written notice to Tenant, this Lease shall be deemed prior in lien to such sound lease and/or mortgage, deed of trust or other security instrument whether or not this Lease is dated prior to, or subsequent to the date of said ground lease, and/or mortgage, deed of trust or other security instrument.

29.      BANKRUPTCY.

         If any sale of Tenant's interest in the Premises created by this Lease shall be made under execution or similar legal process; or if Tenant or any guarantor of Tenant admits in writing its inability to pay its debts when due; or if a receiver or trustee shall be appointed for Tenant's or its guarantor's business or property; or if a petition is filed by (or filed against and such filing is not released within thirty (30) days) Tenant or its guarantor for bankruptcy, a corporate reorganization of Tenant or an arrangement with its creditors under any state bankruptcy law; or if Tenant or its guarantor shall make an assignment for the benefit of creditors; or if in any other manner Tenant's interest under this Lease shall pass to another by operation of law, Tenant shall be deemed to have breached a material covenant and Landlord may reenter the Premises and terminate this Lease and the tenancy created. Notwithstanding such termination, Tenant shall remain liable for all rent and damages which may be due at the time of such termination and shall be liable for the damages set forth in Section 34(B).


30.      PERFORMANCE BY LANDLORD AND EMERGENCIES.

         A. Landlord covenants and agrees to perform all obligations expressed on its part to be performed. Upon receipt of written notice specifying action desired by Tenant in connection with any such obligation if Landlord shall not commence and proceed diligently to comply with such notice to the satisfaction of Tenant within three (3) days, Tenant may do the things specified in said notice. Tenant shall have no liability to Landlord for any loss or damage resulting in any way from such action by Tenant, and Landlord agrees to pay promptly upon demand any expense incurred by Tenant in taking such action, together with interest at the rate of the lesser of fifteen (15%) percent, per annum or the maximum rate of interest for which Landlord may contract in the governing municipality.


31.       REMEDIES OF LANDLORD.

         A. If the rent agreed to be paid pursuant to Section 6 shall be in arrears in whole or in part for ten (10) or more days, Landlord may distrain therefore. If Tenant shall violate either (a) the covenant to pay rent and shall fail to comply with said covenant within ten (10) days after the time such rent is due and payable to Landlord, or (b) any other covenant, and shall fail to comply or commence compliance within ten (10) days after being sent written notice from Landlord, by certified or registered mail, of such violation and diligently proceed to cure its default, or if Tenant shall repeatedly violate any covenant, Landlord may reenter the Premises and declare this Lease and the tenancy created terminated. Landlord shall be entitled to the benefit of all provisions of applicable laws respecting the speedy recovery of lands and tenements held over by Tenant or proceedings in forcible entry and detainer. To the extent permitted by law, Tenant waives notice of reentry or institution of legal proceedings to that end, and any right of redemption, reentry or repossession.

         B. Landlord may perform for the account of Tenant any such default of Tenant and immediately recover as additional rent any expenditures made and the amount of any obligations incurred in connection therewith, plus the prevailing prime interest rate per annum from the date of any such expenditure.

         C. Landlord may accelerate all rent and additional rent due for the balance of the term of this Lease and declare the same to be immediately due and payable; in determining the amount of any future payments due Landlord due to increases in Real Estate Taxes and Operating Expenses, Landlord may make such determination based upon the amount of Real Estate Taxes and Operating Expenses paid by Tenant for the calendar year of such default.

         D. Landlord may, at any time after the occurrence of any event of default, reenter and repossess the Premises and any part thereof, and attempt in its own name, as agent for Tenant if this Lease not be terminated, or in its own behalf if this Lease be terminated, to relet all or any part of such Premises for and upon such terms and to such persons and for such period or periods as Landlord, in its sole discretion, shall determine, including the term beyond the termination of this Lease; and Landlord shall not be required to accept any tenant offered by Tenant or observe any instruction given by Tenant about such reletting or do any act or exercise any care or diligence with respect to such reletting or to the mitigation of damages. For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations or additions in or to the Premises to the extent deemed by Landlord desirable or convenient; and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Tenant as additional rent, as well as any reasonable brokerage and attorney fees expended by Landlord; and any sums collected by Landlord from any new tenant obtained on account of the Tenant shall be credited against the balance of the rent due. Tenant shall pay to Landlord monthly, on the days when the rent would have been payable under this Lease, the amount due less the amount obtained by Landlord from such new tenant.

         E. Landlord shall have the right of injunction, in the event of a breach or threatened breach by Tenant of any of the terms and conditions hereof, to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The right and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies; and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.


32.      REMEDIES CUMULATIVE.

         No reference to any specific right or remedy shall preclude Landlord from exercising any other right or from having any other remedy or from maintaining any action to which it may otherwise be entitled at law or in equity. Landlord's failure to insist upon a strict performance of any covenant of this Lease or to exercise any option or right herein contained shall not be a waiver or relinquishment for the future of such covenant right or option, but the same shall remain in full force and effect.

33.      LANDLORD'S LIABILITY.

         Anything in this Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate and property of the Landlord in the land and buildings comprising the Premises, subject to prior rights of any mortgagee or trustee, for the collection of any judgement or other judicial process requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other assets of the Landlord shall be subject to levy, execution, or other procedures for the satisfaction of Tenant's remedies. In the event Landlord transfers this Lease, except as collateral security for a loan, upon such transfer Landlord shall be released from all liability and obligations provided that the transferee assumes the obligations of Landlord under this Lease.


34.      SUCCESSORS AND ASSIGNS.

         This Lease and the covenants and conditions shall inure to the benefit of Landlord and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant and its successors and shall inure to the benefit of Tenant and its successors.


35. NOTICES. All notices, requests, consents, waivers, elections and demands (collectively, "Notices") required or permitted under this Lease shall be in writing and shall be personally delivered or sent by messenger, certified U.S. mail (return receipt requested), express courier service or telecopier (with confirmation copy sent by overnight delivery service unless receipt of the telecopy is confirmed), in all cases with postage or charges prepaid, and any such Notice shall be effective when first received by the addressee at its address set forth below (or when tendered for delivery, in cases where delivery is refused):

                  If to Landlord:

                           A/A Realty Associates
                           4251 Crums Mill Road
                           Harrisburg, PA  17112
                           Attn:  Arthur A. Kusic, P.C.
                           Telecopier:  717-540-7618

                  If to Tenant:

                           BISYS Insurance Services Division
                           (T.U.G., Inc.)
                           4251 Crums Mill Road
                           Harrisburg, PA  17112
                           Attn:  Anthony A. Pascotti
                           Telecopier:  717-657-2345

                  with a copy to:

                           Eckert Seamans Cherin & Mellott
                           One South Market Square Building
                           213 Market Street
                           P.O. Box 1248
                           Harrisburg, PA  17108-1248
                           Attn:  Christopher M. Cicconi, Esq.
                           Telecopier:  717-237-6019

Any party may alter the address to which Notices are to be sent by giving notice of such change of address in conformity with the provisions of this section for the giving of Notices.


36.      APPLICABLE LAW.

         This Lease shall be enforced and interpreted in accordance with the laws of the Governing Municipality.


37.      INTERPRETATION.

         Unless specifically stated to the contrary, this Lease shall include by reference the terms and conditions of all Exhibits and Schedules attached. Captions, the index and headings are for the convenience and reference only and in no way shall be used to construe or modify the provisions set forth in this Lease. The singular shall include the plural, the plural shall include the singular; and the use of any gender shall refer to any other gender, all where applicable.

38.      BROKER'S COMMISSION.

         Each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease.

39.      ESTOPPEL CERTIFICATE.

         Tenant agrees that at any time and from time to time, within fifteen
(15) days after written request by Landlord, Tenant will execute, acknowledge and deliver to Landlord and to such assignee, mortgagee or other party as may be designated by Landlord, a certificate (in a form to be specified by Landlord) stating to the extent accurate: (a) that by such certificate the Lease is ratified; (b) the date on which Tenant has entered into occupancy of the Premises; (c) the amount of the monthly portion of the Annual Basic Rental; (d) that the Lease (unmodified or as modified, as the case may be) represents the entire agreement between the parties as to the leasing (or if such is not the case, the certificate shall so state, specifying the particulars of any other applicable agreement or statement of facts) and is in full force and effect; (e) the date on which the Lease expires; (f) that, as of the date of the certificate, there are no defaults by Landlord or Tenant under the Lease, including without limitation that all conditions under the Lease to be performed theretofore by Landlord have been satisfied and there are no existing defense or offsets which Tenant has against the enforcement of the Lease by Landlord (or, if such is not the case, the certificate shall so state specifying the particulars); (g) the amount of Advance Rental which has been deposited with Landlord; (h) the month and year through which the Annual Basic Rental has been paid; and (I) such other matters relating to the Lease as may be reasonably requested by Landlord. In the event that Tenant fails to provide such certificate within fifteen (15) days after written request by Landlord, Tenant shall be deemed to have approved the contents of the certificate and Landlord is authorized to so certify.


40.      NOT A JOINT VENTURE.

         Any intention to create a joint venture or partnership relation between the parties is expressly disclaimed.


41.      NO OPTION.

         The submission of this Lease for examination does not constitute a reservation of or option for the Premises. This Lease shall become effective only upon approval, execution and delivery of this Lease by Landlord.

42.      NO MODIFICATION.

         This writing is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms, all negotiations, considerations and representations between the parties having been incorporated. No course of prior dealings between the parties or their officers, employees, agents, or affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth. This Lease can only be modified by a writing signed by the parties against whom the modification is enforceable.


43.      SEVERABILITY.

         If any term or provision, or any portion, of this Lease or the application, to any person or circumstances shall, to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.


44.      THIRD PARTY BENEFICIARY.

         Nothing contained in this Lease shall be construed so as to confer upon any other party the rights of a third party beneficiary (except rights contained for the benefit of Landlord's ground lessor, and for mortgage or trustee, as the case may be).


45.      CORPORATE TENANTS.

         In the event Tenant is a corporation, the persons executing this Lease on behalf of Tenant covenant and warrant that: Tenant is a duly constituted corporation qualified to do business in the Governing Municipality and the execution of this Lease has been duly authorized by Tenant. The authorized officers must sign on behalf of the corporation and, by doing so, such officers make the covenants and warranty contained in this Section 55. The Lease must be executed for Tenant, if a corporation, by the President or Vice-President and be attested by the Secretary or Assistant Secretary, unless the By-Laws or a resolution of the Board of Directors shall otherwise provide, in which event, a certified copy of the By-Laws or resolution, as the case may be, must be furnished. Also, the corporate seal of Tenant, if Tenant has such a seal, must be affixed.

46. OPTIONAL EXTENSION. Tenant shall have two (2) options to extend the term of this Lease for two periods of five (5) years each (the "Renewal Term(s)"), exercisable only upon the following conditions:

         A. Tenant is in possession of the Premises and not in default under any of the terms or conditions of this Lease which default continues after notice thereof and the expiration of any applicable cure period;

         B. Each such option must be exercised by written notice sent to Landlord at least two (2) months prior to the end of the last lease year of the prior Term; and

         C. During each of the Renewal Term(s) all terms and provisions of the Lease shall remain the same and in full force, except that Basic Rental for the Renewal Term(s) shall be as set forth in the Rent Section below.


47.      LANDLORD'S WARRANTIES.

         A.       Landlord represents and warrants that:

                  (1) The Building electrical system is sufficient to supply electric current for the operation of equipment, including but not limited to, normal and usual desk-top office equipment, computers, telefax, word processing and photocopying machines and other similar equipment used in business offices.

                  (2) The Building electrical system is sufficient to supply electric current for Tenant's intended uses.

                  (3)      The Building electrical system is capable of
         furnishing a minimum of      watts of electrical current per usable
         square foot.

         B. Landlord represents that the heating, ventilating and air-conditioning system ("HVAC system" serving the Premises shall meet the following performance criteria:

                  (1) Summer conditions: The entire air-conditioning system for all spaces except the Computer Room is to maintain a 74 degrees Fahrenheit Dry Bulb temperature, plus or minus 2 degrees Fahrenheit, and a 50% relative humidity, plus or minus 5%, at 95 degrees Fahrenheit Dry Bulb outdoor temperature.

                  (2) Winter conditions: The entire heating system for all spaces except the Computer Room is to maintain a 72 degree Fahrenheit Dry Bulb temperature, plus or minus 2 degrees Fahrenheit, with relative humidity not to drop below 40%, at a minute 10 degrees Fahrenheit Dry Bulb outside temperature.

                  (3) The HVAC system shall at all times provide fresh air in a quantity of not less than 0.25 cubic feet per minute per square foot of the floor area.

         C. Landlord represents and warrants that on the Commencement Date, the Premises and Building will comply with all applicable laws, rules, regulations and ordinances of all federal, state, county and municipal authorities having jurisdiction thereof (individually called "Law", collectively called "Laws"), including without limitation, fire, environmental, health, and safety laws. Landlord shall at its expense promptly comply with all laws to which the Premises and Building may be subject during the Tenant's Lease Term (other than compliance required by reason of Tenant's particular and unique manner of use of the Premises), including, without limitation, Laws requiring the making of any structural repairs, modifications, capital expenditures or improvements. Any Law requiring the installation of sprinklers, fire-retarding or compartmentalizing walls, or fire detection or extinguishing equipment in the Premises shall be complied with by Landlord at its sole expense.

                  (1) Landlord's Failure to Comply. If Landlord's failure to comply promptly with any Law results in interference with Tenant's business operations or in potential liability, legal action, or danger to the health, safety or welfare of Tenant or its employees or invitees, Tenant shall have the right, after written notice to Landlord, to comply with such Law, and Landlord shall promptly reimburse Tenant for Tenant's costs of such compliance. If Landlord fails to reimburse Tenant for such costs within thirty (30) days after Tenant's invoice therefor to Landlord, Tenant shall have the right to deduct such amounts from Rent and Additional Rent, if any, payable under this Lease.

         D. Toxic Materials or Substances Warranty. Landlord warrants and represents that no part of the Premises, Building or the land upon which the same is located, including without limitation, the walls, ceilings, buildings ventilation system, structural steel, flooring, pipes or boilers, is wrapped, insulated, fireproofed or surfaced with any toxic, hazardous, or unlawful substance or materials that might be harmful or injurious to the health, safety or welfare of Lessee or its employees or invitees, including, without limitation, asbestos or formaldehyde (hereinafter "TCM").

                  (1) During the Lease Term if any testing or examination indicates the presence of TCM in the Premises Building, or on the land, upon thirty (30) days written notice to Landlord, Landlord shall remove such TCM and restore the affected area to its prior condition, but the new con-TCM wrapping, insulation, fireproofing or surfacing. Such removal and restoration shall be performed by Landlord at its sole expense:

                           (a) in compliance with all applicable Laws governing, handling, removal, or disposal of TCM;

                           (b)      in the safest manner possible; and

                           (c) so as to minimize any interference with Tenant's business operations.

                  (2) If within thirty (30) days after receipt of Tenant's notice Landlord has not completed such removal and restoration, Tenant shall have the option, but not the obligation, either to terminate this Lease effective upon the date set forth in Tenant's notice, or to hire any contractors and experts Tenant reasonably deems necessary to perform such removal and restoration.

                  (3) Tenant shall have the right to claim from Landlord all damages arising out of Landlord's breach of the warranty and representation contained in the above. In addition, if Tenant performs such removal and restoration of the area affected by TCM, Tenant shall have the right to claim from Landlord all costs, and expenses associated therewith, including without limitation:

                           (a)      restoration;

                           (b)      removal and disposal of TCM;

                           (c) air quality and materials testing, including analyzing the Building ventilation system to be sure that TCM fibers are not circulated or vented into the Premises;

                           (d)      related consultants' and experts' fees; and

                           (e)      fines, fees or costs of any nature
                                    whatsoever charged or assessed by any
                                    governmental authority or agency regulating or supervising such removal and disposal of TCM. If Landlord fails to reimburse Tenant for such amounts promptly after receipt of Tenant's invoice therefor, Tenant shall have the right to deduct such amounts from the Base Rent and Additional Rent payable under this Lease.

         E. Landlord represents and warrants that it is the sole owner of the Building and the Land property which the same is located, that is has the full right and authority to enter into this Lease, and that the execution of this Lease by the officer(s) executing it as Landlord's agent(s) has been duly authorized by all required actions of Landlord's Board of Directors. Prior to execution of this Lease, Landlord shall furnish Tenant with appropriate documents satisfactory to Tenant documenting the authority of the officer(s) of Landlord who will sign this Lease.


48. ARBITRATION. Any dispute arising out of this Lease shall at the option of either party be settled by arbitration. Within ten (10) days after either party shall have requested arbitration in writing, the parties shall agree on an impartial arbitrator, and failing agreement, such arbitrator shall be selected by the American Arbitration Association at the request of either party. The arbitration shall be conducted in accordance with the then current rules of the American Arbitration Association, and judgment upon the award granted by the arbitrator may be entered in any court having jurisdiction thereof. Fees, costs and expenses of the arbitrator shall be borne by the party against whom the arbitration shall be determined, or in such proportions as the arbitrator shall designate.


49. CONDITION PRECEDENT. As a condition precedent to entering into this Lease, Landlord represents and warrants to Tenant that (i) neither the Building, the Premises, nor the land upon which the same are located have been used to dump, discard, landfill, deposit or dispose of any substance material above, on or below ground, which is toxic or hazardous to human health, which would constitute unlawful disposal and/or which would require clean up, removal or special disposal under current federal and/or state environmental laws or regulations; (ii) there are not underground tanks or toxic hazardous substances used in or about the Building, Land or the Premises including, but not limited to PCB, asbestos, Urea Formaldehyde Foam Insulation or the like; and (iii) the Building, Land and the Premises are in full compliance with all pending laws and federal environmental laws, including but not limited to, all applicable rules and regulations related thereto. Landlord shall indemnify and hold Tenant harmless from and against any liabilities, losses, and costs, including Tenant's reasonable counsel fees, which Tenant may incur by reason of Landlord's breach of the foregoing representation and warranty and shall, at Landlord's sole cost and expense, immediately remove any hazardous substance from the Premises. The foregoing provision shall survive the termination, expiration or cancellation of this Lease.


50. DEMISE. The Tenant, at no additional cost therefore, shall have the right to the exclusive use of the delivery areas serving the Building of which the Premises is a part, to the exclusive use of the access driveways and allocated parking spaces for its business purposes and for those of its agents, servants, employees or invitees, and to the exclusive use of the entire Parcel of Land upon which the Building has been constructed.


51. COMPLETE BUILDING. While the Exhibits attached hereto represent work to be completed by Landlord in connection with this Lease, it is understood and agreed by the parties hereto and warranted by the Landlord the Tenant that Tenant is leasing among other things a completed Building ready for occupancy as an integrated unit together with appropriate amenities consistent with a first class office Building. The parties recognize that it is difficult if not impossible to list all items required to construct such a Building; however, it is the intent of the Landlord to complete and deliver a completed Building for Tenant's business use. Landlord, as a construction and development expert warrants and represents to Tenant that the Building upon completion and delivery shall be a fully integrated project and usable by Tenant without further construction or addition, except as set forth herein for the purpose intended by Tenant.

         IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby have executed this Lease as of the day and year above written.

WITNESS:                              LANDLORD:
                                      A/A REALTY ASSOCIATES


____________________________________  By:_______________________________________


____________________________________  Its:______________________________________


____________________________________  Date:_____________________________________

WITNESS:                              TENANT:
                                      BISYS INSURANCE SERVICES DIVISION
                                      (T.U.G., INC.)

____________________________________  By:_______________________________________


                                      Its:______________________________________

                                      Date:_____________________________________

                                 BUILDING LEASE

                                 BY AND BETWEEN

                              A/A REALTY ASSOCIATES

                                       AND

                BISYS INSURANCE SERVICES DIVISION (T.U.G., Inc.)